Exhibit 10.12

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

COLLABORATION AGREEMENT

This Agreement (the "Agreement") is made on March 26, 2017 between

(1)	BORR DRILLING LIMITED, a company incorporated in Bermuda with company registration no. 51741 ("Borr"); and

(2)	SCHLUMBERGER OILFIELD HOLDINGS LIMITED, a limited company incorporated under the laws of the British Virgin Islands with company registration no. 57357 ("Schlumberger")

(referred to as "Party" in the singular and the "Parties" in the plural).

WHEREAS

A.	Borr is a public limited company whose shares are traded on the Norwegian OTC market and which provides offshore drilling services to the oil and gas industry.

B.	Schlumberger's group is the world's leading supplier of technology, project management and information solutions to the oil and gas industry.

C.
Borr and Schlumberger are discussing a collaborative initiative which involves working together on a "joint service model" aimed at oil companies with a view to providing world class upstream services through a strategic combination of the Parties' respective expertise, assets, technology and resources

1.	SERVICE OFFERING

1.1
The purpose of the collaboration would be to facilitate the provision by the Parties of a combined upstream service offering portfolio, to include those oil field services to be agreed in the definitive agreement, and to provide a streamlined service which focuses on delivery to smaller and mid-sized oil companies.

1.2
The Parties intend to prioritise joint marketing of a fully integrated solution and anticipate that the resultant accelerated expansion of Borr's global presence through collaboration with Schlumberger will be to the benefit of both Parties.

2.	PROJECT TEAM

2.1
The Parties' representatives for the purposes of progressing the collaboration efforts; identifying and defining the relevant market and potential customers; negotiating and documenting the terms of a corporate structure and commercial service offering are:

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).
For Borr:
Name: [***]
Title: [***]
Email: [***]
Telephone:

For Schlumberger:
Name: [***]
Title: [***]
Email: [***]
Telephone: [***]

(the "Project Team").

2.2	Meetings of the Project Team will take place on a regular basis (at least 4 per year) and jointly prepared and signed reports of each meeting shall be provided to both Parties.

3.	FURTHER NEGOTIATIONS

This Agreement shall not be considered concluded unless and until definitive agreements have been signed by the authorised officers of the Parties hereto and has been approved by the board of directors of the Parties hereto.

4.	GOVERNING LAW AND DISPUTE RESOLUTION

4.1
This Agreement is governed by and construed in accordance with the law of England & Wales without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than those of England & Wales.

4.2
Any dispute, controversy or claim arising out of or in connection with these Heads of Agreement or its subject matter or formation, whether in tort, contract, under statute or otherwise, including any question regarding its existence, validity, interpretation, breach or termination, and including any non-contractual claim, shall be finally and exclusively resolved by arbitration in accordance with the (English) Arbitration Act 1996 or any statutory modification or re-enactment thereof, with the seat and place of arbitration to be London.

The Agreement is signed in 2 original counterparts, of which each of the Parties keep one counterpart.

For and on behalf of	For and on behalf of
BORR DRILLING LIMITED	SCHLUMBERGER OILFIELD HOLDINGS LIMITED
Signature: [***]	Signature: [***]
Name in block letters: [***]	Name in block letters: [***]